Exhibit 99.1

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Mid-Atlantic 2005 Super Community Bank Conference

November 7 & 8, 2005

Leesport Financial Corp.

Robert D. Davis

President & Chief Executive Officer

Edward C. Barrett

Executive Vice President & Chief Financial Officer

THE EDGE YOU NEED.	[LOGO]

•                  This presentation may contain forward-looking statements regarding Leesport’s strategies, plans and objectives and estimates of future operating results or financial condition.  These statements and estimates involve significant risks and uncertainties that may cause actual results to differ materially from the results described.  Factors that might cause such a difference include, but are not limited to: the effects of changing economic conditions in our market area and nationally, credit risks related to our lending activities, significant changes in interest rates, changes in federal and state laws and regulations applicable to our businesses, funding costs, and other external developments which could materially affect our business and operations.

•                  Securities offered through, and Investment Consultants registered with, UVEST Financial Services, a registered independent broker/dealer, Member NASD/SIPC Securities are not bank products, are not insured by the FDIC or any other government agency, and involve risk including possible loss of principal.  Insurance services offered through Essick & Barr, LLC, a subsidiary of Leesport Financial Corp.

Corporate Profile

•                  NASDAQ National Market: FLPB

•                  Financial Holding Company

•                  16% Institutional Ownership

•                  Market Cap:  $115 Million

•                  5,062,777 shares outstanding

•                  3.08% Dividend Yield

•                  Based on 9/30/05 price

•                  Headquartered in Wyomissing, Berks County, PA

•                  Original Bank Charter, 1891

•                  Diversified Financial Services Company: $925 million assets

•                  20 Financial Centers, 3 Insurance Offices

•                  Banking – $901 million assets

•                  Insurance – Top 2% of all insurance agencies in nation in revenue*

•                  Investment Advisory – Excellent growth potential

•                  Mortgage – Expanded market reach from Philadelphia to Schuylkill County to Harrisburg

* According to Marsh Berry

Franchise Development

•                  Entered Insurance Agency Market, 1998

•                  Entered Investment Advisory Market, 1999

•                  Acquired Madison Bank and

Philadelphia Financial Mortgage Company, 2004

•                  New Chief Executive Officer, 2005

Geographic Markets Served

[GRAPHIC]

Business Strategy

•                  Competitive Advantage

•                  Relationship intensive “One Company”

•                  Distinct opportunities

•                  Unique challenges

•                  Enhanced value proposition for customers

•                  Trusted advisor offering broad menu of services

Business Strategy: Commercial

•                  Focus on Small to Mid-Market businesses

•                  Broad product and service menu

•                  Timely, localized decision making

•                  $10 million in borrowing needs

•                  Multi-line insurance/risk management needs

•                  Customized retirement plans

•                  Cash Management / Web Banking

•                  Aggressive sales force

•                  Team approach

Business Strategy: Retail

•                  Focus on Mass Affluent, Homeowners & Families

•                  Employee Link

•                  Managers & Employees

•                  Personal lines insurance

•                  Personal investment advisory & brokerage services

•                  Residential Mortgages

•                  Home Equity Loans & Lines of Credit

•                  Core Deposits

•                  Multiple Delivery Channels

•                  Bricks to Clicks

Business Strategy: Shareholders

•                  Diversified sources of revenue

•                  44% Non-Interest Income to Total Income

•                  Diversification & management of risk

•                  Enterprise-wide risk management process

•                  Above-average shareholder return

•                  Growth of EPS & Dividends

Financial Review

Edward C. Barrett

Executive Vice President

Chief Financial Officer

Financial Results - Balance Sheet

[CHART]

Financial Results

	YTD		Year		Year
	9/30/2005		12/31/2004		12/31/2003
• Net Interest Income	$21.1	MM	$19.4	MM	$15.5	MM

• Non-Interest Income	$17.8	MM	$17.7	MM	$18.9	MM
• Gain on Branch Sale	—		—		$(3.1	)MM
Non-Interest Income (Excluding One-Time Gain)	$17.8	MM	$17.7	MM	$15.8	MM

• Total Revenue	$38.9	MM	$37.1	MM	$31.3	MM

• Non-Interest Expense	$30.7	MM	$30.5	MM	$27.6	MM
• FHLB Prepay Expense	—		—		$(2.5	)MM
• Merger Related Expenses	—		$(0.9	)MM	—
• Severance Related Expenses	$(0.5	)MM	—		—
Non-Interest Expense (Excluding One-Time Charges)	$30.2	MM	$29.6	MM	$25.1	MM

• Income Tax (On Adjusted Income)	$2.1	MM	$1.5	MM	$2.0	MM

• Net Income (Excluding One-Time Events)	$6.6	MM	$6.0	MM	$4.2	MM

Financial Results – Performance Ratios
Return on Average Assets

[CHART]

Financial Results – Performance Ratios
Return on Average Tangible Equity

[CHART]

Financial Results – Performance Ratios
Diluted Earnings Per Share

[CHART]

Loan Quality

	Q3 2005		Q4 2004

• Loans Outstanding (excluding held for sale)	$629.3	MM	$596.3	MM

• Allowance for Loan Loss	7.5	MM	7.2	MM
• Non-Performing Assets	7.3	MM	6.0	MM

• Allowance as % of Total Loans	1.19%		1.22%
• Allowance as % of Non-Performing Loans	116.5%		121.1%
• % Net Charge-Offs to Avg Loans Outstanding*	0.21%		0.12%

*(annualized)

Improvement of Non-Performing Assets

• Total Non-Performing Assets	$7.3	MM

• In ORE with Agreement of Sale	$0.9
• Moved to ORE since 9/30/05
• Multiple offers > Principal	$1.2
• In foreclosure/Legal (10)	$2.2
• Current appraisals > Principal	$4.3		58.9%
Allowance as % of non-performing loans (after cleanup)	250%

Net Interest Margin

[CHART]

Non-Banking Revenue Highlights

	Nine Months		Nine Months
	9/30/2005		9/30/2004

• Insurance Group	$8.8	MM	$7.9	MM

• Philadelphia Financial Mortgage	5.9	MM	0.8	MM

• Madison Financial Advisors	0.9	MM	0.6	MM

The “Near” Future

Robert D. Davis

President & Chief Executive Officer

The “Near” Future

Job #1

ACCELERATE SHAREHOLDER RETURN

CUSTOMER FOCUS

•                  Unifying and selling through ONE company

•                  Strengthening of the Madison Bank Franchise

•                  Growth of the Investment Division

•                  Consistent, above-average organic growth

•                  Disciplined acquisitions

•                  Immediately or quickly accretive

ONE COMPANY FOCUS

•                  Process Improvements

•                  Integrated CIS

•                  One Company marketing plan

•                  CRM Solution

•                  Training & Development

•                  Goals/Incentives

SHAREHOLDER FOCUS

•                  Sustain net interest margin

•                  Improve stock liquidity

•                  One Company commitment to top-tier financial performance

•                  Increase EPS 10% or more annually

Why Invest In Leesport Financial?

•                  Diversified sources of revenue and earnings

•                  Profitable and growing insurance business

•                  Solid asset quality

•                  Experienced management team

•                  Talented and motivated staff

•                  Effective and progressive corporate governance

•                  Disciplined acquisition strategy

•                  Growing geographic markets

•                  Positive trends & momentum…a bright future

•                  We Are A Good Value

•                  At 9/30/05, FLPB is at 12 P/E

•                  Peer median is 16

•                  At 9/30/05, FLPB Price to Book is 125%

•                  Peer median is 200%

Based on annualized Q3 income

Questions

For additional information, contact:

Robert D. Davis

President & Chief Executive Officer

610-478-9922 x212

Bdavis@leesportfc.com

Edward C. Barrett

Chief Financial Officer

610-478-9922 x251

Ebarrett@leesportfc.com

For More Information
About Our Company

•                  Visit our Investor Relations page at www.Leesportfc.com

or e-mail Jeck@leesportfc.com

•                  Call Jenette Eck, Sr. Vice President, Shareholder Relations,

 at 610-208-0966 x211

•                  Write to:

Leesport Financial Corp.

Investor Relations

1240 Broadcasting Road

P. O. Box 6219

Wyomissing PA  19610